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                                                                   EXHIBIT 99.12

                                       MERRILL LYNCH BANK & TRUST-RWT TO SEQUOIA

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                       FOR

                     MASTER MORTGAGE LOAN PURCHASE AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of September 25, 2003 (the "Assignment"), is entered into among RWT Holdings, Inc., (the "Assignor"), Sequoia Residential Funding, Inc. (the "Assignee"), and Merrill Lynch Bank & Trust Co., as the seller (the "Seller").

                                    RECITALS

         WHEREAS, Assignor and the Seller have entered into a certain Master Mortgage Loan Purchase Agreement, dated as of September 1, 2003 (as amended or modified to the date hereof, the "Master Purchase Agreement"), and pursuant to the Purchase Price and Terms Letter(s) and Warranty Bill(s) of Sale issued under the Master Purchase Agreement and listed in Appendix A hereto (the "Purchase Price and Terms Letter(s)" and "Bill(s) of Sale," respectively) Assignor has acquired from the Seller certain Mortgage Loans (the "Mortgage Loans"); and

         WHEREAS, the Assignor has agreed to sell, assign and transfer to Assignee all of its right, title and interest in certain of the Mortgage Loans (the "Specified Mortgage Loans") which are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule") and its rights under the Master Purchase Agreement with respect to the Specified Mortgage Loans; and

         WHEREAS, the parties hereto have agreed that the Specified Mortgage Loans shall be subject to the terms of this Assignment.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1.       Assignment and Assumption.

         (a) Effective on and as of the date hereof, the Assignor hereby sells, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all of its rights and obligations provided under the Master Purchase Agreement to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Seller hereby acknowledges such assignment and assumption.

         (b) Effective on and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee's interest in the Specified Mortgage Loans since the date of the Assignor's acquisition of the Specified Mortgage Loans.

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         2.       Recognition of the Assignee.

         From and after the date hereof, the Seller shall recognize the Assignee as the holder of the rights and benefits of the Purchaser with respect to the Specified Mortgage Loans under the Master Purchase Agreement. It is the intention of the parties hereto that this Assignment will be a separate and distinct agreement, and the entire agreement, between the parties hereto to the extent of the Specified Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

         3.       Continuing Effect.

         Except as contemplated hereby, the Master Purchase Agreement shall remain in full force and effect in accordance with its terms.

         4.       Governing Law.

         This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

         5.       Notices.

         Any notices or other communications permitted or required under the Master Purchase Agreement to be made to the Assignor and Assignee shall be made in accordance with the terms of the Master Purchase Agreement and shall be sent to the Assignor and Assignee as follows:

                               RWT Holdings, Inc.
                         One Belvedere Place, Suite 310
                              Mill Valley, CA 94941

                        Sequoia Residential Funding, Inc.
                         One Belvedere Place, Suite 330
                              Mill Valley, CA 94941

or to such other address as may hereafter be furnished by the Assignor or Assignee to the other parties in accordance with the provisions of the Master Purchase Agreement.

         7.       Counterparts.

         This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         8.       Definitions.

         Any capitalized term used but not defined in this Assignment has the same meaning as in the Master Purchase Agreement.

                  [remainder of page intentionally left blank]

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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                               ASSIGNOR:

                                               RWT HOLDINGS, INC.

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                                               ASSIGNEE:

                                               SEQUOIA RESIDENTIAL FUNDING, INC.

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                                               SELLER:

                                               MERRILL LYNCH BANK & TRUST CO.

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

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                                    EXHIBIT I

                        SPECIFIED MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

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                                   APPENDIX A

 PURCHASE PRICE AND TERMS LETTER(S)                 WARRANTY BILL(S) OF SALE
------------------------------------           ---------------------------------
                                                            9/25/03